SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: May 30, 2001
                  Date of earliest event reported: May 16, 2001

                          THE EQUITABLE LIFE ASSURANCE
                          SOCIETY OF THE UNITED STATES
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             (Exact name of Registrant as specified in its charter)



       Delaware                            0-25280               13-5570651
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(State or other jurisdiction of     (Commission File Number)  (I.R.S. Employer
incorporation or organization)                               Identification No.)



1290 Avenue of the Americas
New York, New York                                                     10104
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(Address of principal executive offices)                            (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On May 16, 2001, AXA Group and AXA Financial, Inc., the Registrant's parent, issued a press release announcing certain management changes. A copy of that press release is attached hereto as Exhibit 99.1.

     In addition to the changes described in the press release, Mr. Condron has been named Chairman of the Board and Chief Executive Officer of the Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     99.1 Press release, dated May 16, 2001, announcing certain management changes.




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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE EQUITABLE LIFE ASSURANCE
                                SOCIETY OF THE UNITED STATES



Date:  May 30, 2001             By:   /s/ Kevin R. Byrne
                                      -------------------------
                                      Name:  Kevin R. Byrne
                                      Title: Senior Vice President and Treasurer
                                             (Duly Authorized Officer)



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



                                  Exhibit Index

Exhibit                 Exhibit
Number                  Description
------                  -----------

99.1 Press release, dated May 16, 2001, announcing certain management changes.








139613



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